As filed with the Securities and Exchange Commission on July 8, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08029

Granum Series Trust
(Exact name of registrant as specified in charter)

126 East 56th Street, New York, NY 10022
(Address of principal executive offices) (Zip code)

Jonas B. Siegel
126 East 56th Street, New York, NY 10022
(Name and address of agent for service)

1-888-547-2686
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Item 1. Report to Stockholders.

SEMI-ANNUAL
REPORT
April 30, 2005

GRANUM

VALUE
FUND

Shareholder Services

1-888-5-GRANUM
(547-2686)

Granum Capital

Management, L.L.C.
Investment Adviser

GRANUM VALUE FUND

June 13, 2005

Dear Shareholders,

Granum Value Fund has continued to outperform the S&P 500 Index for the past one, three and five year periods, and since the inception of the Fund.

				Since
	1 Year	3 Year	5 Year	Inception

Average Annual Returns(1)

Granum Value Fund	10.13%	4.40%	4.91%	7.49%

Return after taxes on distributions(2)	10.13%	4.37%	4.88%	7.43%

Return after taxes on distributions & sale of fund shares(2)	6.58%	3.74%	4.21%	6.53%

S&P 500 (w/dividends)(3)	6.34%	4.24%	-2.94%	6.35%

All returns as of 4/30/05. Granum Value Fund inception: 5/1/97

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. A 2.00% redemption fee is charged on Fund shares redeemed within 30 days of purchasing such shares, which is paid directly to the Fund. For month-end performance information for the Fund, call Granum Funds at 1-888-547-2686.

Market Conditions & Our Portfolio

Market volatility and general economic conditions over the past few months have understandably captured the attention of many investors. For example, one day in March 2005, the Dow Jones Industrial Average was trading at a four-year high and then, one day in April, it dropped to its two-year low. The S&P 500 Index and the Nasdaq were not safe havens at that time; those indexes fell as well. However, just a few days later the stock market’s direction, like a yo-yo, changed yet again, with the Dow reaching its biggest point gain in two years. As the media have reported, a combination of market conditions — earnings warnings, weak economic data, Fed rate hikes, rising oil prices, and an expanding trade deficit — has resulted in the swings we are seeing in the stock market.

These current economic factors and the resulting short-term stock market swings have some investors trying to outguess which way the stock market will turn next. Granum Value Fund has no such worries because we believe that short-term market gyrations do not affect the long-term prospects of an investment. As a result, we place little emphasis on forecasting the short-term direction of the stock market.

Instead, the primary focus of our portfolio management is to identify, buy and hold stocks of companies which, we believe, have the potential to produce sustainable above average earnings growth and whose stocks we believe are undervalued. As cap-agnostic investors, we find such value opportunities among stocks of all cap sizes. The Fund’s sector weightings reflect where we have found those undervalued companies that best meet our investment criteria.

While marketplace reactions to the interest rate environment — in our view a knee-jerk reaction to the Fed’s recent interest rate tightening — has had some effect on share prices of some of our positions, we believe the underlying fundamentals of our stocks continue to be strong and we continue to find the valuations of our stocks compelling.

A Buffer From Some Downside Risk

Holding a portfolio of stocks that we believe to be undervalued is one part of Granum Value Fund’s risk management process. When we believe that overvaluation in the stock market may expose the Fund’s portfolio to more market or sector risk than we believe is prudent, we selectively incorporate hedge positions in addition to our long positions in seeking to provide shareholders with a buffer from some downside risk.

As of April 30, 2005, net assets in Granum Value Fund’s portfolio included hedge positions representing 14.4% of net assets and a cash and temporary cash investment position representing 6.4% of net assets. Using Exchange Traded Funds (ETFs) and HOLDRs, Granum Value Fund held short positions in the following securities: Financial Select Sector SPDR Fund, Nasdaq-100 Index Tracking Stock, Retail HOLDRs Trust, Semiconductor HOLDRs Trust and SPDR Trust Series 1.*

We continue to believe that over the long-term, our undervalued stock selections, coupled with our hedge positions, give us the potential to outperform the Index and have lower volatility than the Index.

We remain grateful for the trust you have placed in us. Thank you for investing in Granum Value Fund.

Sincerely,

Lewis M. Eisenberg Co-Chairman	Walter F. Harrison, III Co-Chairman

(1)	Performance information reflects the total return of the Fund and reflects changes in share price and reinvestment of dividends and capital gains distributions. The principal value of an investment in the Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Fund performance changes over time and currently may be significantly different than stated.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. If there would have been a capital loss on liquidation, this is recorded as a tax benefit, increasing the post-liquidation return. It is assumed that the investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the investor may deduct the capital losses in full. In addition, the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

(3)	Performance information of the S&P 500 is provided for comparison purposes. The S&P 500 Index is primarily comprised of large capitalization companies. Companies whose common stocks are included in the S&P 500 Index are typically the largest companies in their respective industries. The S&P 500 Index is a capitalization-

weighted index, with each stock affecting the index in proportion to its market value. The performance information of the S&P 500 takes into account actual dividends and capital gains distributions before taxes, and assumes such dividends were reinvested. The Fund does not restrict its selection of securities only to those included in the S&P 500 Index. The returns of the S&P 500 Index and the Fund may not be comparable. Indices are unmanaged and the figures for the indices shown herein do not reflect any investment management fees or transaction expenses.

*	Securities discussed in this letter were held by the Fund as of April 30, 2005. They do not comprise the Fund’s entire investment portfolio. Securities held by the Fund, and the Fund’s opinions on these securities, may change at any time. On April 30, 2005, the Fund’s top ten holdings were: Pulte Homes, Inc., Forest City Enterprises, Inc. – Class A, Redwood Trust, Inc., Alliant Techsystems Inc., Everest Re Group, Ltd., The Reynolds & Reynolds Company – Class A, Computer Associates International, Inc., Altria Group, Inc., Caremark Rx, Inc. and Cyberonics, Inc. Not all investments of the Fund have been or will be profitable.

Note: Shares of the Fund are offered and sold through the currently effective prospectus, delivery of which must precede or accompany this report. The Prospectus can be obtained by calling 1-888-5-GRANUM. Shares are distributed by NASD members Mercer Allied Company, L.P. and Granum Securities, LLC. Investment returns will fluctuate and when redeemed, shares may be worth more or less than their cost.

GRANUM VALUE FUND

ALLOCATION OF PORTFOLIO ASSETS

APRIL 30, 2005

Banks and Savings & Loans	10.0%

Broadcasting & Cable	2.3%

Building & Housing	16.2%

Business Services	5.0%

Defense	5.6%

Entertainment & Leisure	4.1%

Financial Services	8.9%

Health Care	6.4%

Instruments & Related Products	2.5%

Insurance	7.8%

Pharmaceuticals	1.4%

Printing & Publishing	0.6%

Private Placements	0.0%

REITS	10.8%

Restaurants	0.6%

Retail	1.7%

Software	4.3%

Telecommunications	1.2%

Tobacco Products	4.2%

Variable Rate Demand Notes	2.4%

Commercial Paper	4.0%

GRANUM VALUE FUND

Expense Example

April 30, 2005 (Unaudited)

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2004 – April 30, 2005).

Actual Expenses

     The first line of the table below provides information about actual account values and actual expenses. Although the Fund does not charge a sales load or transaction fee, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Funds and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GRANUM VALUE FUND

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	November 1, 2004	April 30, 2005	November 1, 2004 - April 30, 2005

Actual**	$1,000.00	$1,075.40	$15.82

Hypothetical (5% return before expenses)***	1,000.00	1,009.83	15.32

*	Expenses are equal to the Fund’s annualized expense ratio of 3.04%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Excluding dividends on short positions, your actual cost of investment in the Fund would be $13.68
***	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $13.26.

GRANUM VALUE FUND

SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)

		Market
Shares		Value

	COMMON STOCKS 93.6%**

	Banks and Savings & Loans 10.0%**
149,400	The Bank of New York Company, Inc.	$4,174,236
73,200	Dime Bancorp, Inc. Warrants * (c)	10,248
156,100	North Fork Bancorporation, Inc.	4,394,215
140,585	Ocwen Financial Corporation *	1,023,459
95,760	PFF Bancorp, Inc.	2,673,619
80,000	U.S. Bancorp	2,232,000

		14,507,777

	Broadcasting & Cable 2.3%**
270,350	Liberty Media Corporation — Class A *	2,714,314
16,042	Liberty Media International, Inc. — Class A *	665,262

		3,379,576

	Building & Housing 16.2%**
154,200	Forest City Enterprises, Inc. — Class A	9,737,730
193,700	Pulte Homes, Inc.	13,839,865

		23,577,595

	Business Services 5.0%**
278,600	The Reynolds and Reynolds Company — Class A	7,346,682

	Defense 5.6%**
118,800	Alliant Techsystems, Inc. *	8,218,584

	Entertainment & Leisure 4.1%**
152,000	Caesars Entertainment, Inc. *	3,032,400
381,500	Hollywood Media Corp. *	1,876,980
68,256	Lakes Entertainment, Inc. *	1,005,411

		5,914,791

	Financial Services 8.9%**
81,300	Fannie Mae	4,386,135
53,100	Freddie Mac	3,266,712
29,400	ITLA Capital Corporation *	1,349,460
89,100	Radian Group, Inc.	3,958,713

		12,961,020

	Health Care 6.4%**
120,500	Caremark Rx, Inc. *	4,826,025
120,000	Cyberonics, Inc. *	4,522,800

		9,348,825

See Notes to the Financial Statements

GRANUM VALUE FUND

SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)

		Market
Shares		Value

	Instruments & Related Products 2.5%**
96,873	American Technology Corporation *	$770,140
62,500	Mettler-Toledo International, Inc. *	2,865,625

		3,635,765

	Insurance 7.8%**
47,600	CNA Financial Corporation *	1,306,620
91,000	Everest Re Group, Ltd.	7,480,200
75,900	Willis Group Holdings Limited	2,538,855

		11,325,675

	Pharmaceuticals 1.4%**
65,800	Teva Pharmaceutical Industries Ltd. ADR	2,055,592

	Printing & Publishing 0.6%**
97,700	Hollinger International Inc.	923,265

	Private Placements 0.0%**
419,803	Intertainer Inc. Series C Convertible Preferred (Acquired 2/12/99, 5/12/00, 7/15/03; Cost $1,257,108) (a)(b) *	14,798

	REITS 10.8%**
43,700	Affordable Residential Communities	562,856
181,100	Anthracite Capital, Inc.	2,012,021
120,000	Capital Automotive REIT	4,077,600
181,300	Redwood Trust, Inc.	9,086,756

		15,739,233

	Restaurants 0.6%**
162,800	The Smith & Wollensky Restaurant Group, Inc. *	919,820

	Retail 1.7%**
164,740	Design Within Reach, Inc. *	2,517,227

	Software 4.3%**
229,756	Computer Associates International, Inc.	6,180,437

	Telecommunications 1.2%**
139,300	Citizens Communications Company	1,776,075

	Tobacco Products 4.2%**
94,000	Altria Group, Inc.	6,109,060

	Total Common Stocks (Cost $76,604,673)	136,451,797

See Notes to the Financial Statements

GRANUM VALUE FUND

SCHEDULE OF INVESTMENTS
April 30, 2005 (Unaudited)

Principal		Market
Amount		Value

	VARIABLE RATE DEMAND NOTES # 2.4%**

$665,461	American Family Financial Services, Inc., 2.637%	$665,461
2,650,885	U.S. Bancorp, 2.810%	2,650,885
179,499	Wisconsin Corporate Central Credit Union, 2.730%	179,499

	Total Variable Rate Demand Notes (Cost of $3,495,845)	3,495,845

	COMMERCIAL PAPER 4.0%**

$5,800,000	UBS Finance, 2.789%, 5/2/2005	5,799,557

	Total Commercial Paper (Cost of $5,799,557)	5,799,557

	Total Investments (Cost of $85,900,075) 100.0% **	$145,747,199

*	Non-income producing security.
**	Calculated as a percentage of net assets.
#	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of April 30, 2005.
(a)	Restricted Security.
(b)	Board Valued Security.
(c)	Represents one Litigation Tracking Warrant (LTW). Each LTW represents the right to purchase a specified amount of Dime Bancorp, Inc. common stock at an exercise price of $0.01 per share.
ADR — American Depository Receipt
See Notes to the Financial Statements

GRANUM VALUE FUND

SCHEDULE OF SECURITIES SOLD SHORT
April 30, 2005 (Unaudited)

		Market
Shares		Value

115,200	AMEX Financial Select Sector SPDR Fund	$3,276,288
88,000	Nasdaq-100 Index Tracking Stock	3,079,120
67,900	Retail HOLDRs Trust	5,934,460
134,100	Semiconductor HOLDRs Trust	4,139,667
39,700	SPDR Trust Series 1	4,595,275

	Total Securities Sold Short (Proceeds $19,515,563)	$21,024,810

See Notes to the Financial Statements

GRANUM VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (Unaudited)

ASSETS:

Investments, at value (Cost $85,900,075)	$145,747,199

Dividends receivable	136,068

Interest receivable	4,610

Receivable from broker for proceeds on securities sold short	21,587,121

Receivable for Fund shares sold	18,835

Prepaid expenses	109,914

Other assets	22,621

Total assets	167,626,368

LIABILITIES:

Investments sold short, at value (Proceeds $19,515,563)	21,024,810

Payable for capital shares redeemed	119,147

Payable for Investments purchased	185,322

Dividends payable on short positions	2,593

Payable to Investment Adviser	323,538

Distribution fees payable	61,024

Shareholder service fees payable	30,662

Accrued expenses and other liabilities	95,056

Total liabilities	21,842,152

NET ASSETS	$145,784,216

NET ASSETS CONSIST OF:

Capital stock	$87,628,587

Accumulated undistributed net investment income	613,780

Accumulated net realized loss on investments	(796,028)

Net unrealized appreciation (depreciation) on:

Investments	59,847,124

Short positions	(1,509,247)

Total Net Assets	$145,784,216

Shares of beneficial interest outstanding (unlimited number of shares of beneficial interest authorized, $.001 par value)	4,138,611

Net Asset Value, Offering Price and Redemption Price Per Share	$35.23
See Notes to the Financial Statements

GRANUM VALUE FUND

STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:

Dividend income (net of foreign taxes withheld of $1,207)	$2,707,832

Interest income	296,760

Total investment income	3,004,592

EXPENSES:

Investment advisory fee	1,096,869

Distribution fees	387,706

Shareholder servicing fees	193,853

Legal fees	112,343

Administration fees	85,755

Transfer agent fees and expenses	29,904

Fund accounting fees	27,032

Trustees’ fees and expenses	24,235

Insurance expense	20,453

Custody fees	16,076

Federal and state registration	12,657

Audit fees	11,752

Reports to shareholders	11,516

Other	5,549

Total operating expenses before dividend expense on short sales	2,035,700

Dividend expense on short sales	355,112

Total operating expenses	2,390,812

NET INVESTMENT INCOME	613,780

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on:

Investments	5,394,424

Change in unrealized appreciation/(depreciation) on investments	5,587,748

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,982,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,595,952

See Notes to the Financial Statements

GRANUM VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30, 2005	October 31, 2004

	(Unaudited)

OPERATIONS:

Net investment income	$613,780	$580,078

Net realized gain/(loss) on investments and option contracts expired or closed	5,394,424	(2,412,265)

Change in unrealized appreciation/(depreciation) on investments	5,587,748	15,508,335

Net increase in net assets resulting from operations	11,595,952	13,676,148

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains on security transactions	—	—

Total dividends and distributions	—	—

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	1,670,127	13,584,318

Proceeds from shares issued to holders in reinvestment of dividends	—	—

Cost of shares redeemed	(18,086,117)	(23,926,009)

Net decrease in net assets from capital share transactions	(16,415,990)	(10,341,691)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(4,820,038)	3,334,457

NET ASSETS:

Beginning of period	150,604,254	147,269,797

End of period*	$145,784,216	$150,604,254

* Including undistributed net investment income (loss)	$613,780	$—

See Notes to the Financial Statements

GRANUM VALUE FUND

FINANCIAL HIGHLIGHTS

			Year Ended October 31,
	Six Months Ended
	April 30, 2005		2004		2003		2002		2001		2000

	(Unaudited)
Per share data:(1)

Net asset value, beginning of period	$32.76		$29.92		$26.36		$28.16		$29.25		$25.29

Income from investment operations:

Net investment income (loss)	0.15	(2)	0.13	(2)	(0.22	) (2)	(0.39	) (2)	(0.35	) (2)	(0.16	) (2)

Net realized and unrealized gain (loss) on investments	2.32		2.71		3.85		(1.41)		(0.74)		4.26

Total from investment operations	2.47		2.84		3.63		(1.80)		(1.09)		4.10

Less dividends and distributions:

Dividends from net investment income	—		—		—		—		—		(0.14)

Distributions from net realized gains	—		—		(0.07)		—		—		—

Total dividends and distributions	—		—		(0.07)		—		—		(0.14)

Net asset value, end of period	$35.23		$32.76		$29.92		$26.36		$28.16		$29.25

Total return	7.54	%(6)	9.49%		13.80%		(6.39%)		(3.73%)		16.28%

Supplemental data and ratios:

Net assets, end of period (000’s)	$145,784		$150,604		$147,270		$126,870		$118,463		$119,498

Ratio of net expenses to average net assets	3.08	%(3) (5)	2.04	% (3)	2.71	% (3)	3.26	% (3)	3.18	% (3)	2.38%

Ratio of net investment income (loss) to average net assets	1.25	%(4) (5)	0.37	% (4)	(0.83	%) (4)	(1.38	%) (4)	(1.23	%) (4)	(0.55%)

Portfolio turnover rate	4.20%		3.82%		17.51%		21.68%		3.58%		24.23%

(1)	Information presented relates to a share of beneficial interest of the Fund outstanding for the entire year.

(2)	Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(3)	The operating ratio includes dividends on short positions. The ratios excluding dividends on short positions for the periods ended April 30, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 were 2.63%, 1.87%, 2.50%, 3.11% and 3.11%, respectively.
(4)	The net investment income ratio includes dividends on short positions. The ratios excluding dividends on short positions for the periods ended April 30, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001 were 0.79%, 0.54%, (0.62%), (1.23%) and (1.16%), respectively.
(5)	Annualized.
(6)	Not Annualized.

See Notes to the Financial Statements

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2005 (Unaudited)

1. ORGANIZATION

Granum Value Fund (the “Fund”) is a diversified series of Granum Series Trust (the “Trust”), an open-end management investment company. The Trust is a Delaware business trust, organized pursuant to a Certificate of Trust dated December 19, 1996. The Trust has established one series of its shares, representing interests in the Fund. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on May 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation – Securities are valued as of the close of trading on each business day when the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. As of April 30, 2005, fair valued securities represent 0.01% of the Fund’s investments, at value. Debt securities which mature in less than 60 days are valued at amortized cost, which approximates market value.

If market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. The Board of Trustees have also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the investment adviser to the Fund holding such assets does not represent fair value. Factors which may cause the investment adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading.

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

b) Restricted Securities – The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At April 30, 2005, the Fund held restricted securities with an aggregate market value of $14,798 representing 0.01% of the net assets of the Fund.

c) Written Option Accounting – The Fund writes put options on stock indices. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the mean between the latest bid and ask prices. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying stock index, and the liability related to such option is eliminated. The Fund does not have any open written option contracts as of April 30, 2005.

d) Purchased Option Accounting – The Fund purchases put options on stock indices to hedge against a general decline in the stock market or in a particular market segment or industry. Premiums paid for option contracts purchased are included in the Schedule of Investments. Option contracts are valued at the mean between the latest bid and ask prices. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying stock indices. The Fund does not have any open option purchased contracts as of April 30, 2005.

e) Exchange Traded Funds and Other Similar Instruments – Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”) that holds a portfolio of common stocks designed to track the performance of a particular index.

f) Short Sales – The Fund may effect short sales of shares of ETFs and other similar instruments. When the Fund effects such short sale, it will sell ETF shares (or the other instruments) that it does not own in anticipation of

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

purchasing the same shares (or instruments) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. The Fund may also engage in short sales of securities “against-the-box.” In these transactions, the Fund sells short securities it owns or has the right to obtain without payment or of additional consideration. For financial statement purposes, when the Fund enters into a short sale the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund’s receivable from broker for proceeds on securities sold short is with one securities dealer. The Fund does not require the broker to maintain collateral in support of these receivables.

g) Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

h) Federal Income Taxes – No provision for federal income taxes has been recorded since the Fund intends to comply with the provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.

i) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available, and interest income is recognized on an accrual basis. Interest income includes $0 of interest earned on receivables from broker for proceeds on securities sold short.

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

k) Derivative Instruments – The Fund may utilize derivative instruments including written options, purchased options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

l) Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

3. SHARES OF BENEFICIAL INTEREST

Share transactions were as follows:

	Six Months
	Ended	Year Ended
	April 30, 2005	October 31, 2004

Shares sold	47,317	424,527
Shares issued to shareholders in reinvestment of distributions	—	—
Shares redeemed	(505,651)	(749,044)

Net increase/(decrease)	(458,334)	(324,517)

Shares outstanding:
Beginning of period	4,596,945	4,921,462

End of period	4,138,611	4,596,945

4. INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investments, excluding short-term investments, options and short positions, for the six months ended April 30, 2005, were as follows:

Purchases		Sales

U.S.		U.S.
Government	Other	Government	Other

—	$5,831,223	—	$21,238,970

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

As of October 31, 2004, the components of accumulated earnings/(losses) on a tax basis were as follows:

Granum
Value Fund

Cost of investments(a)	$96,039,609

Gross unrealized appreciation	$61,273,359
Gross unrealized depreciation	(5,737,454)

Net unrealized appreciation	$55,535,905

Undistributed ordinary income	$—
Undistributed long-term capital gain	—

Total distributable earnings	$—

Other accumulated gains/(losses)	$(8,976,228)

Total accumulated earnings/(losses)	$46,559,677

(a)	The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of distributions paid during the six months ended April 30, 2005 and the year ended October 31, 2004 were as follows:

April 30, 2005		October 31, 2004

Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
Distributions	Distributions	Distributions	Distributions

$—	$—	$—	$—

On October 31, 2004, Granum Value Fund had, available for federal income tax purposes, capital loss carryforwards aggregating approximately $4,117,631 and $1,802,604 which will expire in 2011 and 2012, respectively.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser – Granum Capital Management, L.L.C. (the “Adviser”) provides investment advisory services to the Fund pursuant to an investment advisory agreement. Under the terms of the agreement, the Adviser receives a fee, accrued daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets (the “Basic Fee”), which is adjusted monthly (the “Monthly Performance Adjustment”) depending on the extent to which the investment performance of the Fund, after expenses, exceeds or was exceeded by the percentage change in the investment performance of the S&P 500 Index over the past 12 months. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the “Total Advisory Fee”) by

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

up to 0.75% per year of the value of the Fund’s average daily net assets. During the six months ended April 30, 2005, the Fund’s Adviser earned investment advisory fees at an annual rate of 1.41% of average daily net assets after the Monthly Performance Adjustment.

During the six month period ended April 30, 2005, the Adviser agreed to limit the Total Advisory Fee for each calendar month to the lowest amount resulting from application of the following three methods:

1.	the method set forth in the current investment advisory agreement between the Trust and the Adviser;

2.	the sum of: (a) 1/12th of the Basic Fee multiplied by the average daily net assets of the Fund during that month; plus (b) 1/12th of the Monthly Performance Adjustment multiplied by the average daily net assets of the Fund during the 12 month period ending on the last day of the current calendar month; and

3.	the sum of: (a) 1/12th of the Basic Fee multiplied by the average daily net assets of the Fund during the 12 month period ending on the last day of the current calendar month; plus (b) 1/12th of the Monthly Performance Adjustment multiplied by the average daily net assets of the Fund during the 12 month period ending on the last day of the current calendar month.

As of July 1, 2005, a new advisory agreement is in effect that implements method 2 above. (See “Subsequent Event.”)

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund has adopted a distribution plan (the “Distribution Plan”). Under the Distribution Plan, the Fund compensates its Distributors, Mercer Allied Company (“Mercer”) and Granum Securities, L.L.C. (“Granum Securities”), in consideration of the services they provide in connection with the sale of the Fund’s shares to investors (“Distribution Services”) and for the furnishing of account related services by the Distributors and securities dealers to shareholders of the Fund (“Shareholder Services”). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts. Granum Securities is an affiliate of, and is under common control with, the Adviser.

As compensation for Distribution Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.50% of the Fund’s average net assets. From such compensation, the Distributors make payments to securities dealers that have sold shares of the Fund to their customers in such amounts as may be agreed to by the Distributors and dealers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.25% of the Fund’s average net assets.

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

The Fund incurred the following expenses for Distribution and Shareholder Services for the six months ended April 30, 2005:

	Distribution	Shareholder
	Services	Services

Mercer	$359,214	$179,607
Granum Securities	27,812	13,906

Other – U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

U.S. Bank, N.A. serves as custodian for the Fund.

6. SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to lend securities on behalf of the Fund to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of April 30, 2005, there were no securities on loan.

7. SUBSEQUENT EVENT

On June 13, 2005, a Special Meeting of Shareholders of the Granum Value Fund (the “Fund”), a series of Granum Series Trust (the “Trust”) was held at the offices of Granite Capital International Group L.P., 126 East 56th Street, New York, New York 10022. As of April 25, 2005, the record date, the outstanding shares of the Fund were 4,151,692. Holders of 2,632,320 shares of the Fund were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Fund and thus constituting a quorum. The shareholders voted on one proposal.

The following table provides information concerning the matter voted on at the meeting:

I.	To approve a proposed amended and restated investment advisory agreement between Granum Series Trust, on behalf of Granum Value Fund and Granum Capital Management, L.L.C., the Fund’s investment adviser, to implement a change in the methodology used to calculate the monthly fee payable to the Adviser.

For	Against	Abstain

2,584,126	17,792	30,402

INFORMATION ABOUT TRUSTEES AND OFFICERS (AS OF OCTOBER 31, 2004)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Officers and Trustees of the Fund is set forth below. The SAI includes additional information about the Fund’s Officers and Trustees and is available, without charge, upon request by calling 1-888-5-GRANUM (547-2686).

				# of Portfolios
		Term of Office	Principal	in Fund Complex
	Position(s) Held	and Length of	Occupation During	Overseen by Officer
Name, Address and Age	with the Fund	Time Served	Past Five Years	or Trustee

Edwin M. Cooperman 126 East 56th Street 25th Floor New York, NY 10022 Age: 61	Independent Trustee	Indefinite term, Since 1998	Chairman of Tutortime Inc., 1997 to November 2001; Chairman, Edmarc Investments, May 1996 to present; Principal, TC Solutions Inc., July 1998 to present.	1

Lewis M. Eisenberg* 126 East 56th Street 25th Floor New York, NY 10022 Age: 62	Co-Chairman of the Board and Trustee	Indefinite term, Since 1997	Co-Chairman of private investment adviser; Managing Member, Granum Capital Management, L.L.C. January 27, 1997 to present and Granum Securities, L.L.C. March 7, 1997 to present.	1

Walter F. Harrison, III* 126 East 56th Street 25th Floor New York, NY 10022 Age: 61	Co-Chairman of the Board and Trustee	Indefinite term, Since 1997	Co-Chairman of private investment adviser; Managing Member, Granum Capital Management, L.L.C. January 27, 1997 to present and Granum Securities, L.L.C. March 7, 1997 to present.	1

Harry P. Kamen 126 East 56th Street 25th Floor New York, NY 10022 Age: 71	Independent Trustee	Indefinite term, Since 2003	Retired Chairman and CEO, MetLife, 1993 to 1998; Director, N Vest, 1996-2000; Director, Banco Santander Central Hispanico, 1994 to 2002; Director, Bethlehem Steel, 1993 to 2003; Director, Pfizer, Inc., 1996 to 2003; Director, MetLife, 1992 to present; Board of Governors, National Association of Securities Dealers, 1998 to present; Director, BDC Financial, 2000 to present.	1

Paul J. McDonald 2205 Boston Road, N-128 Wilbraham, MA 01095 Age: 61	Independent Trustee	Indefinite term, Since 2004	Retired Executive Vice President and CFO, Friendly Ice Cream Corporation, 1996 to 1999; Senior Vice President and CFO, Friendly Ice Cream Corporation, 1987 to 1996; Board Chair, Polytainers, Inc., LLC, 1999 to present; Trustee, CIGNA Mutual Funds, 1995 to present; Director, Peoples Bank Holding Company, 2002 to present; Special Adviser to the Board of Directors, Friendly Ice Cream Corporation, 2000 to present; Board President, Springfield Riverfront Development Corp., 2002 to present; Director, Western Mass Electric, 2000 to 2002; Director, Bank Boston, 1995 to 1999.	1

Joseph J. Plumeri 126 East 56th Street New York, NY 10022 Age: 60	Independent Trustee	Indefinite term, Since 2004	Chairman and CEO, Willis Group; 2000 to present; Director, Commerce Bank Holdings, 2003 to present; Chairman and CEO, Primerica Financial Services (Citigroup Inc.), 1995 to 1999.	1

Thaddeus Seymour 1350 College Point Winter Park, FL 32789 Age: 76	Independent Trustee	Indefinite term, Since 1998	President Emeritus, Professor of English, Rollins College, Winter Park, Florida, 1978 to present.	1

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other
Directorships
Held by Director
Name, Address and Age	or Officer

Edwin M. Cooperman 126 East 56th Street 25th Floor New York, NY 10022 Age: 61	None

Lewis M. Eisenberg* 126 East 56th Street 25th Floor New York, NY 10022 Age: 62	None

Walter F. Harrison, III* 126 East 56th Street 25th Floor New York, NY 10022 Age: 61	None

Harry P. Kamen 126 East 56th Street 25th Floor New York, NY 10022 Age: 71	None

Paul J. McDonald 2205 Boston Road, N-128 Wilbraham, MA 01095 Age: 61	None

Joseph J. Plumeri 126 East 56th Street New York, NY 10022 Age: 60	None

Thaddeus Seymour 1350 College Point Winter Park, FL 32789 Age: 76	None

# of Portfolios
		Term of Office	Principal	in Fund Complex
	Position(s) Held	and Length of	Occupation During	Overseen by Officer
Name, Address and Age	with the Fund	Time Served	Past Five Years	or Trustee

Jonas B. Siegel 126 East 56th Street 25th Floor New York, NY 10022 Age: 61	Vice President, Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer	Indefinite Term, Since 1997	Managing Director and Chief Administrative Officer of private investment adviser, January 1994 to present; Managing Director, Granum Capital Management, L.L.C. January 27, 1997 to present and President of Granum Securities, L.L.C. March 7, 1997 to present.	1

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other
Directorships
Held by Director
Name, Address and Age	or Officer

Jonas B. Siegel 126 East 56th Street 25th Floor New York, NY 10022 Age: 61	None

*	Denotes a trustee who is an “interested person” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may view the Fund’s Form N-Q on the SEC’s website at http://www.sec.gov. The filed form may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

Information on the Fund’s policies and procedures with respect to the voting of proxies relating to portfolio securities and information on the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-5-GRANUM (547-2686); and (ii) on the SEC’s website at http://www.sec.gov.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At its December 13, 2004 meeting, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the continuation of the investment advisory agreement, dated March 13, 1997 between the Trust, on behalf of the Fund, and the Adviser (the “Prior Advisory Agreement”).

At its March 14, 2005 meeting, the Board, including the Independent Trustees, unanimously approved an amended and restated investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). The amended agreement reflects a change in the methodology used to calculate the monthly fee payable to the Adviser.

Prior Advisory Agreement:

In connection with its renewal of the Prior Advisory Agreement, the Board reviewed that agreement and a variety of factors, including:

(1)	the nature, extent and quality of the services to be provided by the Adviser;

(2)	the investment performance of the Fund;

(3)	the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their relationships with the Fund; and

(4)	the extent to which economies of scale could be realized as the Fund grows.

With respect to the nature, extent and quality of the services to be provided by the Adviser, the Board considered the Adviser’s overall level of operational, investment and compliance-related resources devoted to the Fund. The Board focused on the investment performance of the Fund. The Board accorded particular weight to the fact that the Fund’s average annual returns for the one-, three-, five-year and since inception periods ended October 31, 2004 were higher than those of its benchmark index, the S&P 500 Index, for the same periods. The Board also considered the Fund’s performance compared to other funds in the “Multi-Cap Value” Category (the “Peer Group”). The Board took into account that, although the Fund had underperformed the Peer Group for the one- and three-year periods ended October 31, 2004, the Fund had outperformed the Peer Group for the longer-term five-year period.

With respect to the costs of the services to be provided, the Board considered the amount of fees paid to the Adviser under the Prior Advisory Agreement and, in doing so, referred to various charts comparing expense ratios of the Fund and the advisory fees paid by the Fund, with the fees and expenses of the Peer Group. It was noted

that the Fund’s advisory fees and total expenses were higher than the median of the Peer Group, but that this was to be expected with a fund of this size. The Board also recognized that the Monthly Performance Adjustment had the effect of increasing the advisory fee because the Fund had outperformed the benchmark index. The Board took into account that had the Fund experienced lesser performance, its fees would have been comparatively lower. The Board also took into account that the Adviser employs certain “alternative” type investment strategies (such as transactions in options, short sales of exchange-traded funds and other investment techniques) that typically command advisory fees that are higher than the advisory fees of traditional mutual funds. Additionally, the Board compared the advisory fees of the Fund to advisory fees paid by other funds (unregistered) managed by an affiliate of the Adviser. The Board considered that, although the other funds pay a fixed asset-based fee (1.00%) that is less than the 2.00% maximum asset-based fee that could be paid under the Prior Advisory Agreement, these other funds or their investors pay an incentive fee, or are subject to an incentive allocation, of up to 20% of the net profits that are received by the Adviser.

In addition, the Board considered whether the Fund could realize benefits from any economies of scale. In this regard, the Board noted that although the Fund’s assets had increased by more than 15% during the last fiscal year, the Fund’s assets remained relatively low. The Board also examined the Adviser’s balance sheet, as well as the Adviser’s profitability in managing the Fund. The Board determined that, absent a significant increase in Fund asset levels, the Fund was not in a position to reap economies of scale benefits in the coming years.

At the time of the Board’s meeting on December 13, 2004, the Trust and the Adviser were seeking clarification and resolution of certain issues raised by the SEC staff regarding the methodology used to compute the advisory fee. For this reason, and because of the fee waiver that had been in effect since September 1, 2004 (which assured that advisory fees paid by the Fund do not exceed amounts permitted under applicable SEC rules), the Board determined to defer taking action to amend the advisory agreement at its December 2004 meeting.

Based on all of the foregoing, the Board expressed satisfaction with the nature, extent and quality of services being provided by the Adviser and determined that the fees paid to the Adviser under the Prior Advisory Agreement were fair and reasonable.

The New Advisory Agreement

In deciding to approve the New Advisory Agreement, the Board considered various factors, including the following:

(1)	A letter from the SEC staff requesting the Trust and the Adviser to modify the way in which the advisory fee payable under the Prior Advisory Agreement is computed. In this regard, the Board determined that the methodology set forth in the New Advisory Agreement is responsive to the staff’s position and conforms with applicable rules governing investment company advisory fees.

(2)	The Board’s deliberations and determinations made at its meeting on December 13, 2004, at which it approved the continuation of the Prior Advisory Agreement and, in particular, the Board’s satisfaction with the nature, extent and quality of services being provided by the Adviser under the Prior Advisory Agreement, as well as its determination that the fees paid to the Adviser under the Prior Advisory Agreement were fair and reasonable.

(3)	There was no anticipated change in the nature, extent and quality of advisory services to be provided under the New Advisory Agreement.

(4)	An analysis comparing the advisory fees that were paid by the Fund under the Prior Advisory Agreement with those that would have been paid had the New Advisory Agreement been in effect, and showing the amount of this difference relative to the Fund’s net assets. The analysis showed that on no day since the Fund’s inception (May 1, 1997), were there material differences in the fees resulting from the differing methodologies of the two agreements (i.e., the difference was less than one half of 1% of the Fund’s net asset value per share and amounted to less than one half of one cent per share).

(5)	With respect to the Monthly Performance Adjustment, the Board determined that (i) the use of the S&P 500 Index is an appropriate index for the performance comparison, (ii) the periods used for averaging assets and computing investment performance correspond, and (iii) the length of the period over which performance is computed (i.e., a 12 month period), as compared to a shorter period (e.g., quarter-based performance), should help minimize the possibility that payments to the Adviser will be based on short-term fluctuations.

Based upon the considerations set forth above, the Board determined that the New Advisory Agreement is in the best interests of the Fund and its shareholders, and that the fees to be paid thereunder are fair and reasonable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officers and Treasurer/Chief Financial Officer have reviewed the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable for semi-annual reports.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Granum Series Trust

By (Signature and Title)	/s/ Lewis M. Eisenberg

Lewis M. Eisenberg, Co-Chairman

By (Signature and Title)	/s/ Walter F. Harrison, III

Walter F. Harrison, III, Co-Chairman

Date	July 6, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lewis M. Eisenberg

Lewis M. Eisenberg, Co-Chairman

By (Signature and Title)*	/s/ Walter F. Harrison, III

Walter F. Harrison, III, Co-Chairman

Date	July 6, 2005

By (Signature and Title)*	/s/ Jonas B. Siegel

Jonas B. Siegel, Treasurer

Date	July 6, 2005

* Print the name and title of each signing officer under his or her signature.